April 16, 2014

Supplement

SUPPLEMENT DATED APRIL 16, 2014 TO THE STATEMENT OF ADDITIONAL INFORMATION OF:

Active Assets Institutional Government Securities Trust, dated October 31, 2013
Active Assets Institutional Money Trust, dated October 31, 2013
(collectively, the "Funds")

The section of the Funds' Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to Morgan Stanley Smith Barney LLC in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney LLC for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by Morgan Stanley Smith Barney LLC, granting the Distributor access to Morgan Stanley Smith Barney LLC's financial advisors and consultants, providing assistance in the ongoing education and training of Morgan Stanley Smith Barney LLC's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by Morgan Stanley Smith Barney LLC's customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by Morgan Stanley Smith Barney LLC's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

These payments currently include the following amounts, which are paid in accordance with the applicable compensation structure: on Fund shares held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee, payable quarterly, in an amount up to 0.10% of the total average daily net asset value of such shares for the applicable quarterly period.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC may provide Morgan Stanley Smith Barney LLC and/or its financial advisors or other salespersons, with an incentive to favor sales of shares of the Funds over other investment options with respect to which Morgan Stanley Smith Barney LLC does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount a Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC as to its compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.